Investor Presentation Fourth Quarter Ended December 31, 2009 www.astoriafederal.com LONG ISLAND’S PREMIER COMMUNITY BANK 1

Forward Looking Statement This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document. 2

  NYSE:  AF Corporate Profile $20.3 billion in assets $15.8 billion in loans $12.8 billion in deposits 8.1% deposit market share in Long Island market (1)                  –  Largest thrift depository Insider & ESOP stock ownership: 23% Well capitalized                  –       Bank regulatory capital                                 Core and tangible capital:  6.89%                                 Risk-based capital:  12.99%                                 Tier 1 risk-based capital:  11.72% All figures in this presentation are as of December 31, 2009, except as noted. (1)  Deposit market share data as of June 30, 2009. 3

EFFICIENCY MORTGAGE LENDING • Portfolio lender, • 1-4 Family, Multi-Family and CRE    expertise • Solid asset quality RETAIL BANKING          •    Premier community bank on                             Long Island          • Dominant deposit market share          •   #1 thrift depository in core market Same Simple Business Model NOT A MTGE. BANKER 4

1-4 Family Mortgage Lending

✓ $11.9 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- 2009 Originations of $3.6 billion[1], average loan amount for portfolio = $715,000
- Weighted Average LTV for 2009 portfolio production = 58% at origination
- Weighted Average LTV on total 1-4 family loan portfolio < 62%[2]
  - $6.3 billion, or 53%, of portfolio originated in 2007, 2008, 2009; Weighted Average LTV = 59%[2]
  - $5.6 billion, or 47%, of portfolio originated 2006 and earlier; Weighted Average LTV = 64%[2]

✓ Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 17 states[3]
- Third party originators – correspondents covering 18 states[3]

✓ Secondary marketing capability

- Sale of 30 year fixed-rate conforming loans

✓ Geographically diversified portfolio

- Reduces lending concentrations

(1) Includes loans originated for sale.
(2) Based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

Astoria Financial Corporation

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          $3.4 billion in portfolio                   Weighted average coupon at December 31, 2009:  6.03%(1)                                 Weighted average LTV < 61%(2)                                 Average loan < $1 million Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization Limit originations in current economic environment Multi-family/Commercial Real Estate Portfolio (1)  Excludes non-performing loans (2)  Based on current principal balances and original appraised values. 6

•        $12.8 billion in deposits, 85 banking office network                               Serving the Long Island market since 1888 •        Low cost/stable source of funds – weighted average rate: 1.87% •        $11.9 billion, or 93%, of total deposits emanate from within             5 miles of a branch – no broker or municipal deposits •        Banking offices with high average deposits contribute to             efficiency                               Long Island Offices (82) – Nassau (28), Queens (17), Suffolk (25),              Brooklyn (12) – Average Deposits of $149 Million                               Westchester Offices (3) – Average Deposits of $187 Million •  Alternative delivery channels                               ATM’s, telephone and Internet banking Leading Retail Banking Franchise 7

Organic growth vs. de-novo branching Differentiation from competition                  –             Maintain pricing discipline                 –            Pro-active sales culture – PEAK Process                 –            Focus on customer service – High customer satisfaction                 –            Community involvement – Support over 575 local                   organizations and not-for-profit agencies in our markets Astoria Federal is an integral part of the fabric of the communities we serve Retail Banking Philosophy 8

TOTAL 4 COUNTY POPULATION: 7,637,525 Exceeds population of 38 U.S. states Source: FDIC Summary of Deposits (as of June 30, 2009) Kings County (Brooklyn) Population: 2,552,387 Median household income: $43,833 Deposits: $1.6 billion Branches: 12 Market share: 5% Rank: #2 thrift, #6 all banks Queens County Population: 2,285,503 Median household income: $57,639 Deposits: $3.1 billion Branches: 17 Market share: 8% Rank: #1 thrift, #4 all banks Nassau County Population: 1,321,125 Median household income: $101,067 Deposits: $5.4 billion Branches: 28 Market share: 10% Rank: #1 thrift, #4 all banks Suffolk County Population: 1,478,510 Median household income: $85,938 Deposits: $3.1 billion Branches: 25 Market share: 9% Rank: #1 thrift, #3 all banks Long Island Powerhouse Well Positioned in Key Markets Overall LI Deposit Share Ranking:   #1- all thrifts,  #4- all banks   9

Brooklyn, Queens, Nassau and Suffolk * Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Source:  FDIC Summary of Deposits.  Data as of June 30, 2009.  Top 8 represents institutions with deposits exceeding $5 Billion. The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states Strong Position in Core Market (1)   An increase of 34 branches to the Total Core Market during the 12 months ended June 30, 2009. ($ in millions) Average June 08-09 Market Deposits Institution Growth Share Per Branch 1 Chase $ 36,012 $ (2,022) 22.0% 386 $93 2 Citibank 20,358 540 12.5 139 146 3 Capital One 19,408 (3,392) 11.9 201 97 4 ASTORIA* 13,234 432 8.1 82 161 5 HSBC 10,770 309 6.6 94 115 6 NY Community 9,410 (659) 5.8 127 74 7 TD Bank 7,730 497 4.7 71 109 8 Bank of America 7,612 2,252 4.7 125 61      Total - Top 8 $ 124,534 $ (2,043) 76.2% 1,225 $102      Total - Core Market $ 163,347 $ 3,122 100.0% 1,724 (1) $95 Deposits Branches # of June 30, 2009 10

Brooklyn, Queens, Nassau and Suffolk Market Share Trend 1999 - 2009 ($ in millions) * Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Source:  FDIC Summary of Deposits.  Data as of June 30, 2009.  Top 8 represents institutions with deposits exceeding $5 Billion. June 09 June 99-09 June 99-09 June 30, 2009 June 99-09 Market Market Share Change in # Institution Deposits $ Growth % Share Gain/(Loss) of Branches 1 TD Bank $ 7,730 $ 7,730 100.0% 4.7% 4.7% 71 2 Citibank 20,358 6,517 47.1 12.5 0.0 (18) 3 ASTORIA* 13,234 4,040 43.9 8.1 (0.2) (2) 4 HSBC 10,770 2,239 26.2 6.6 (1.1) (6) 5 NY Community 9,410 1,367 17.0 5.8 (1.5) 27 6 Bank of America 7,612 (326) (4.1) 4.7 (2.5) 1 7 Chase 36,012 7,892 28.1 22.0 (3.2) 28 8 Capital One 19,408 2,031 11.7 11.9 (3.7) 6      Total - Top 8 $ 124,534 $ 31,490 33.8% 76.2% (7.3) % + 107      Total - Core Market $ 163,347 $ 52,004 46.7% 100.0% + 340 11

(1)   G&A expense ratio represents general and administrative expense divided by average assets. *       Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended September 30, 2009.  AF is for the quarter ended December 31, 2009.           Source: SNL Financial – Median Ratios Low Expense Ratio(1) 0.0 0.5 1.0 1.5 2.0 2.5 2004 2005 2006 2007 2008 4Q09* All U.S. Thrifts NY Thrifts AF 12

2009 Operating Results (1)   For a reconciliation of GAAP measures to non-GAAP measures (operating earnings), please refer to the table on page 44. (In Thousands, Except Per Share Data) Net interest income $428,769 $395,384 $333,528 Provision for loan losses 200,000 69,000 2,500 Net interest income after provision for loan losses 228,769 326,384 331,028 Non-interest income 86,689 88,876 96,274 Non-interest expense (general and administrative expense) 260,205 233,260 231,273 Income before income tax expense 55,253 182,000 196,029 Income tax expense 16,689 56,156 57,892 Operating income 38,564 $125,844 138,137 Diluted operating earnings per common share $0.42 $1.38 $1.49 Operating income 38,564 $125,844 138,137 Add back:    Income tax expense 16,689 56,156 57,892    Provision for loan losses 200,000 69,000 2,500 Pre-tax, pre-provision operating income $255,253 $251,000 $198,529 Year Ended 2007 Operating Earnings (1) (Non-GAAP) Year Ended 2008 Year Ended 2009 13

•      Credit quality •    Margin expansion •        Capital Current Focus 14

•      Conservative underwriting standards                     Purchase and non-cash refinance loans:                         75% maximum LTV on jumbo loans up to $1 million                         70% maximum LTV on loans > $1 million                         Cash/marketable securities reserve requirements Cash-out refinance loans                                                   60% maximum LTV on refi jumbo loans up to $1 million                                   50% maximum LTV on loans > $1 million                                 Maximum cash out - $100,000                                 Cash/marketable securities reserve requirements Asset Quality Focus 15

•       Limited credit risk            Conservative underwriting, top quality loans, low LTVs                          No sub-prime, payment option or negative amortization ARM lending Non-performing loans: $408.6 million or 2.02% of total assets                         Includes $57.2 million of troubled debt restructurings (“TDR”)                         Includes $228.5 million of non-performing one-to-four family loans which, at            6 months delinquent and annually thereafter, were reviewed and adjusted,           as needed, to estimated fair value less estimated    selling costs                         No geographic concentration of NPLs                                    Net charge-offs to average loans outstanding:                77 basis points YTD •       Top quality MBS portfolio                          97% GSE/agency, balance ‘AAA’ rated                         CMOs, seasoned collateral, well structured with minimal extension risk                         Average life 1.9 years Asset Quality Focus 16

Asset Quality Metrics At December 31, 2009, unless otherwise noted ($ in millions) Includes home equity loans of $302.4 million Includes $105.9 million of net unamortized premiums and deferred loan costs Includes $228.5 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter Consumer & Multi-family Construction Loan portfolio balance $ 11,895.4 $ 2,559.1 $ 866.8 $ 23.6 $ 330.0 (1) $ 15,780.7 (2) Non-performing loans $ 330.1 (3) $ 59.5 $ 8.7 $ 5.5 $ 4.8 $ 408.6 (3) % of total loans 2.09% 0.38% 0.06% 0.03% 0.03% 2.59 % Net charge-offs 4Q09 $ 22.8 $ 8.3 $ 0.9 $ 0.0 $ 0.6 $ 32.6 Net charge-offs 2009 $ 76.8 $ 33.3 $ 2.6 $ 10.3 $ 2.0 $ 125.0 2009 Net charge-offs to avg. total loans 47 bp 21 bp 2 bp 6 bp 1 bp 77 bp Other 1-4 Family Total CRE 17

Source:  MBA National Delinquency Survey. 1-4 Family Delinquency Ratios: AF vs. MBA Outsourced Mtge. Servicing 12/31/05 LI Savings Bank Acquisition 09/30/98 Loans 30 days or more delinquent 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 MBA - NY MBA - US AF 18

Geographic Composition of 1- 4 Family NPLs ($ in millions) At December 31, 2009 Includes 29 states and Washington, D.C. % of Total % of Total 1-4 Family 1-4 Family Non-Performing 1-4 Family Non-Performing Non-Performing Loans as a % State Loans Loans Loans of State Totals New York $ 3,079.6 25.8% $41.4 12.5% 1.34 % Illinois 1,435.7 12.1 41.5 12.6 2.89 Connecticut 1,200.4 10.1 28.6 8.7 2.38 California 1,077.7 9.1 52.2 15.8 4.84 New Jersey 921.9 7.8 41.6 12.6 4.51 Massachusetts 833.3 7.0 16.7 5.1 2.00 Virginia 785.2 6.6 16.2 4.9 2.06 Maryland 761.3 6.4 38.1 11.5 5.00 Washington 354.7 3.0 2.9 0.9 0.82 Florida 267.7 2.3 26.1 7.9 9.75 All other states (1) 1,177.9 9.8 24.8 7.5 2.11 TOTAL $ 11,895.4 100.0% $330.1 100.0% 2.78% 1-4 Family Loans 1-4 Family 19

1- 4 Family Loan Stratification Note: LTVs are based on current principal balances and original appraised values. (1)  Includes $96.5 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter Includes $48.3 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter Includes $83.7 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter Includes $228.5 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter ($ in millions) Full income portfolio $ 9,861.5 $ 9,840.9 Full income NPLs 137.1 147.3 (1) Alt A < 70% LTV 1,204.1 1,160.7 Alt A < 70% LTV NPLs 63.9 66.2 (2) Alt A between 70% - 80% LTV 940.1 893.8 Alt A between 70% - 80% LTV NPLs 122.8 116.6 (3) Total 1-4 family loans $ 12,005.7 $ 11,895.4 Total 1-4 family loan NPLs 323.8 330.1 (4) At 09/30/09 At 12/31/09 20

Non-Performing Loan Trends ($ in millions) Residential NPL Trends (linked quarter) Total NPL Trends (linked quarter) Alt A Full Income TOTAL NPLs NPLs NPLs At 03/31/09 $146.6 + 35% $  98.9 + 43% $245.5 + 38% At 06/30/09 $171.5 + 17% $116.4 + 18% $287.9 + 17% At 09/30/09 $186.7 +   9% $137.1 + 18% $323.8 + 12% At 12/31/09 $182.8 -    2% $147.3 +   7% $330.1 +   2% % Change % Change % Change 1-4 Family $245.5 $287.9 $323.8 $330.1 Multi-Family $  66.2 $  55.3 $  65.4 $  59.5 CRE $  15.3 $    4.5 $  10.0 $    8.7 Construction $    7.2 $    8.4 $    5.5 $    5.5 Consumer $    2.4 $    3.9 $    3.8 $    4.8 TOTAL $336.6 $360.0 $408.5 $408.6 03/31/09 06/30/09 09/30/09 12/31/09 21

•        Credit quality •   Margin expansion •        Capital Current Focus 22

Modest margin expansion opportunities expected due to declining liability costs offset somewhat by declining asset yields:     4Q09 margin: 2.15% Cost of deposits for 4Q09: 2.07% Weighted average rate of deposits at December 31, 2009:  1.87%          CDs were either issued or repriced during December 2009 with a weighted           average rate of 1.74%      CDs scheduled to mature within the next two quarters: 1Q10:  $2.5 billion with a weighted average rate of 2.91% 2Q10:  $1.4 billion with a weighted average rate of 2.17%    Over the next six months, $1.4 billion of hybrid ARMs with a weighted           average rate of 4.84% are scheduled to reprice downward. Margin Expansion Opportunities Note:  CDs referenced herein exclude Liquid CDs 23

•        Credit quality •    Margin expansion •      Capital Current Focus 24

4Q09 annualized pre-tax, pre-provision operating income of $246 million(1) Remain profitable throughout 2010 High levels of bank regulatory capital             °                 At December 31, 2009:                                 Core and tangible capital: 6.89%                                 Risk-based capital: 12.99%                                 Tier 1 risk-based capital: 11.72% Internal Capital Generation (1)  For a reconciliation of GAAP measures to non-GAAP measures, please refer to the table on page 43. 25

6.89% 6.89% Bank Regulatory Capital(1) 12.99% Astoria Federal Savings *              Tier 1 Risk-based capital in excess of 6% required for well-capitalized designation At December 31, 2009 11.72% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Core Tangible Risk-Based Tier 1 Risk-Based* Regulatory Requirement Excess Capital 26

•      Positive Credit Trends   -         Credit costs appear to be stabilizing -         Positive credit trends suggest future credit cost improvement •        Positive Margin Trends             -            Modest increases expected in the first half of 2010             -            Liability costs declining more rapidly than asset yields •      Capital Adequacy -         Remain profitable in 2010 -         Maintain high levels of bank regulatory capital Future Outlook 27

www.astoriafederal.com LONG ISLAND’S PREMIER COMMUNITY BANK Addendum 28

At December 31, 2009 Shares Outstanding: 97,083,607 Ownership Profile ESOP & Other Benefit Plans 12% Officers & Directors 11% Retail 1% Institutions 76% 29

Responsibility Age Yrs. in Banking George L. Engelke, Jr. Chairman & CEO Chief Executive Officer 71 38 Monte N. Redman President & COO Chief Operating Officer 59 35 Alan P. Eggleston EVP, Secretary & General Counsel Legal 56 30 Frank E. Fusco EVP, Treasurer & CFO Chief Financial Officer 46 20 Arnold K. Greenberg Executive Vice President Support Services 69 38 Gerard C. Keegan Vice Chairman & CAO Retail Banking 63 39 Gary T. McCann Executive Vice President Mortgage Lending 56 33 Solid and Seasoned Management Team 30

Total Assets: $22,696,536 At December 31, 1999 Assets Assets Liabilities & Shareholders’ Equity Liabilities & Shareholders’ Equity Total Assets: $20,252,179 At December 31, 2009 Improving Balance Sheet Quality ($ in thousands) ($ in thousands) Other 8% Loans 45% Securities 47% Loans 78% Securities 16% Other 6% Equity 6% Borrowings 29% Deposits 63% Other 2% Borrowings 51% Deposits 42% Equity 5% Other 2% 31

By Product Type $3.2 B $3.3 B $2.7 B $3.8 B 1-4 Family Mortgage Loan Originations* 32 Other Other ARM 5/1 ARM 3/1 ARM 2009 2008 2007 2006 2005 2004 2003 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 *    Includes loans originated for sale. **   Excludes non-performing loans $5.6 B $3.6 B $3.8 B Net portfolio growth: ($238.3 ) M +$83.7 M +$703.2 M +$456.2 M +$1.4 B +$721.3 M ($454.3) M Weighted Avg. Portfolio Coupon at Period End 5.26% 5.05% 5.19% 5.48% 5.70% 5.64%** 5.22%**

By Delivery Channel $3.2 B $3.3 B $2.7 B 1-4 Family Mortgage Loan Originations* $3.8 B $3.8 B $3.6 B * Includes loans originated for sale. $0.0 $1.0 $2.0 $3.0 $4.0 2004 2005 2006 2007 2008 2009 Retail Broker Correspondent 33

Geographic Composition of 1-4 Family Originations Total 1-4 Family Loan Originations $3.6 Billion (2) Weighted Average LTV: 58% (3) For the twelve months ended December 31, 2009 For the quarter ended December 31, 2009 Includes $79.0 million originated for sale. Includes $412.4 million originated for sale. Excludes loans originated for sale. Total 1-4 Family Loan Originations $1.0 Billion (1) Weighted Average LTV: 61% (3) Massachusetts 8% Other < 5% 27% New York 35% Illinois 16% Connecticut 9% New Jersey 5% Massachusetts 9% Other < 5% 22% New York 38% Illinois 16% Connecticut 10% New Jersey 5% 34

Geographic Composition of 1-4 Family Loan Portfolio At December 31, 2009 Total 1-4 Family Loan Portfolio $11.9 Billion California 9% Virginia 7% New York 26% Connecticut 10% Maryland 6% Illinois 12% New Jersey 8% Massachusetts 7% Other < 5% 15% 35

At December 31, 2009 Total Multifamily/CRE Portfolio $3.4 Billion (1) New York, New Jersey, Connecticut 94% Geographic Composition of Multi-family/CRE Portfolio Loans (1) (1)  Includes construction loans of $23.6 million Florida 3% Other 3% 36

(1)  Branches sold in 1999 (2)  One satellite office closed in 1997    Year Thrift # Branches Assets 1973 Metropolitan Federal 2 $       50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal (1) 1 25 1987 Oneonta Federal (1) 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York (2) 18 1,800 1997 The Greater NY Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 TOTAL 86 $11,590 (in millions) Acquisition History 37

* Note:     56% of the households that have a retail CD or Liquid CD account also have a low                             cost checking, savings or money market account relationship.   At December 31, 2009 Total - $12.8 Billion (1) * Retail CDs: $8.1B    Rate: 2.79% Money Market: $0.3B Rate: 0.44% Savings: $2.0B Rate: 0.40% * Liquid CDs: $0.7B    Rate: 0.50% Now/Demand: $1.6B Rate: 0.06% Core Community Deposits (1)  Does not foot due to rounding Retail CD's 47% 38

Performance based on Enthusiasm, A ctions and Knowledge “Sales Oriented and Service Obsessed”               A “needs” based approach to sales rather than “product” based approach               Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network               Incentives for strong performance, both individual and team Sales – PEAK Process 39

  Key Findings : Favorably Positioned Against Competitors •         74% of Astoria customers are highly satisfied              •         72% of Astoria customers are highly likely to recommend             Astoria to friend/family member •        Astoria customers are 25% more likely to net increase their             deposit relationship than are competitor customers •        Satisfaction with the branch is by far the strongest driver of overall satisfaction –  83% of Astoria customers are highly satisfied with quality of branch service Customer Satisfaction 40

•      Education First             Supports lifelong learning, promotes savings and provides meaningful            financial solutions to improve the way our customers live •      Neighborhood Outreach             Supports local organizations that enrich the communities within our market           area             Over 575 community-based organizations and not-for-profit agencies           supported in our markets •      Results/Recognition             Seven consecutive “Outstanding” Community Reinvestment Act ratings            by OTS Astoria Federal is an integral part of the fabric of the communities we serve Community Involvement Key Initiatives 41

ARM - Adjustable Rate Mortgage CMO - Collateralized Mortgage Obligation CRE - Commercial Real Estate ESOP - Employee Stock Ownership Plan G&A - General and Administrative Expense GAAP - Generally Accepted Accounting Principles GSE - Government Sponsored Enterprise LTV - Loan-To-Value Ratio MBA - Mortgage Bankers Association MBS - Mortgage-Backed Securities NPL - Non-Performing Loan OTS - Office of Thrift Supervision Glossary 42

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Three Months Ended					
	December 31, 2009			December 31, 2008		
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Net interest income	$104,955	$ -	$104,955	$114,945	$ -	$114,945
Provision for loan losses	50,000	-	50,000	45,000	-	45,000
Net interest income after provision for loan losses	54,955	-	54,955	69,945	-	69,945
Non-interest income	23,349	-	23,349	19,208	-	19,208
Non-interest expense (general and administrative expense)	66,835	-	66,835	56,245	-	56,245
Income before income tax expense	11,469	-	11,469	32,908	-	32,908
Income tax expense	3,329	-	3,329	3,460	7,378	10,838
Net income (2)	$ 8,140	$ -	$ 8,140	$ 29,448	$(7,378)	$ 22,070
Diluted earnings per common share (2)	$0.09	$ -	$0.09	$0.32	$(0.08)	$0.24
Net income (2)	$ 8,140	$ -	$ 8,140	$ 29,448	$(7,378)	$ 22,070
Add back:						
Income tax expense	3,329	-	3,329	3,460	7,378	10,838
Provision for loan losses	50,000	-	50,000	45,000	-	45,000
Pre-tax, pre-provision income (3)	$ 61,469	$ -	$ 61,469	$ 77,908	$ -	$ 77,908

(1) Adjustment relates to the change in tax treatment of the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter due to the enactment of the Emergency Economic Stabilization Act in October 2008.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

ASTORIA FINANCIAL CORPORATION

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Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Twelve Months Ended								
	December 31, 2009			December 31, 2008			December 31, 2007		
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (4)	Non-GAAP	GAAP	Adjustments (5)	Non-GAAP
Net interest income	$428,769	$ -	$428,769	$395,384	$ -	$395,384	$333,528	$ -	$333,528
Provision for loan losses	200,000	-	200,000	69,000	-	69,000	2,500	-	2,500
Net interest income after provision for loan losses	228,769	-	228,769	326,384	-	326,384	331,028	-	331,028
Non-interest income	79,801	6,888	86,689	11,180	77,696	88,876	75,790	20,484	96,274
Non-interest expense (general and administrative expense)	270,056	(9,851)	260,205	233,260	-	233,260	231,273	-	231,273
Income before income tax expense	38,514	16,739	55,253	104,304	77,696	182,000	175,545	20,484	196,029
Income tax expense	10,830	5,859	16,689	28,962	27,194	56,156	50,723	7,169	57,892
Net income (2)	$ 27,684	$10,880	$ 38,564	$75,342	$50,502	$125,844	$124,822	$ 13,315	$138,137
Diluted earnings per common share (2)	$0.30	$0.12	$0.42	$0.82	$0.56	$1.38	$1.35	$0.14	$1.49
Net income (2)	$ 27,684	$ 10,880	$ 38,564	$ 75,342	$ 50,502	$125,844	$124,822	$ 13,315	$138,137
Add back:									
Income tax expense	10,830	5,859	16,689	28,962	27,194	56,156	50,723	7,169	57,892
Provision for loan losses	200,000	-	200,000	69,000	-	69,000	2,500	-	2,500
Pre-tax, pre-provision income (3)	$238,514	$ 16,739	$255,253	$173,304	$77,696	$251,000	$178,045	$ 20,484	$198,529

(1) Non-interest income adjustment relates to the $1.6 million lower of cost or market write-down of premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million other-than-temporary impairment write-down of securities charge recorded in the 2009 first quarter and non-interest expense adjustment relates to the federal deposit insurance special assessment recorded in the 2009 second quarter.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

(4) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter and subsequent tax adjustment recorded in the 2008 fourth quarter as a result of tax changes due to the enactment of the Emergency Economic Stabilization Act in October 2008.

(5) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2007 fourth quarter.

ASTORIA FINANCIAL CORPORATION

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Contact Information Web site: www.astoriafederal.com Email: ir@astoriafederal.com Telephone: (516) 327-7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY  11042 45